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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------





                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:   APRIL 30, 2001

DATE OF EARLIEST EVENT REPORTED:    APRIL 25, 2001

                        GENERAL SEMICONDUCTOR, INC.
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
                      (State or other jurisdiction of
                       incorporation or organization)



                                  1-15442
                          (Commission File Number)

                           10 MELVILLE PARK ROAD
                          MELVILLE, NEW YORK 11747

                  (Address of principal executive offices)



                                 13-3575653
                              (I.R.S. Employer
                           Identification Number)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (631) 847-3000


Item 5.       Other Events.
              ------------


     On April 25, the registrant issued the press release filed as Exhibit
99.1 hereto.


Item 7.       Financial Statements and Exhibits.
              ---------------------------------




                        Exhibit            Description
                        -------            -----------

                         99.1              Press Release issued April 25, 2001


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                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



         Dated:  April 30, 2001


                                GENERAL SEMICONDUCTOR, INC.


                                By:  /s/ Robert J. Gange
                                   ----------------------------------------
                                      Robert J. Gange
                                      Senior Vice President and
                                      Chief Financial Officer

                                                             EXHIBIT INDEX



                        Exhibit            Description


                         99.1              Press Release issued April 25, 2001

                                                               Exhibit 99.1